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                                Applicants signing in New York must use this form.
LINCOLN                                  Lincoln ChoicePlus II Access(SM)                        Lincoln Life & Annuity
ChoicePlus II Access(SM)                   Variable Annuity Application                            Company of New York
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    VARIABLE ANNUITY                                                                         Home office Syracuse, New York
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
          Instructions: Please type or print. ANY ALTERATIONS TO THIS APPLICATION MUST BE INITIALED BY THE CONTRACT OWNER.

1a Contract Owner  Maximum age of Contract Owner is 89.

                                                                       Social Security number/TIN  [_][_][_]-[_][_]-[_][_][_][_]

   _________________________________________________________________
   Full legal name or trust name*

                                                                       Date of birth  [_][_] [_][_] [_][_]  [_] Male [_] Female
                                                                                       Month   Day   Year
   _________________________________________________________________
   Street address

                                                                       Home telephone number   [_][_][_] [_][_][_]-[_][_][_][_]
   _________________________________________________________________
   City                               State             ZIP

                                                                       Date of trust* [_][_] [_][_] [_][_] Is trust revocable?*
                                                                                       Month   Day   Year
                                                                                                           [_]  Yes   [_] No

   _________________________________________________________________
   Trustee name*

                                                                       *This information is required for trusts.

1b Joint Contract Owner  Maximum age of Joint Contract Owner is 89.

                                                                       Social Security number      [_][_][_]-[_][_]-[_][_][_][_]

   _________________________________________________________________
   Full legal name                                                                                         [_] Male   [_] Female

                                                                       Date of birth  [_][_] [_][_] [_][_]
                                                                                       Month   Day   Year  [_] Spouse [_] Non-spouse

2a Annuitant  (if no Annuitant is specified, the Contract Owner, or Joint Owner if younger, will be the Annuitant.)
               Maximum age of Annuitant is 89.

                                                                       Social Security number      [_][_][_]-[_][_]-[_][_][_][_]
   _________________________________________________________________
   Full legal name

                                                                       Date of birth  [_][_] [_][_] [_][_] [_] Male   [_] Female
                                                                                       Month   Day   Year
   _________________________________________________________________
   Street address

                                                                       Home telephone number   [_][_][_] [_][_][_]-[_][_][_][_]
   _________________________________________________________________
   City                               State             ZIP

2b Contingent Annuitant  Maximum age of Contingent Annuitant is 89.

                                                                       Social Security number      [_][_][_]-[_][_][_]-[_][_][_][_]
   _________________________________________________________________
   Full legal name

3  Beneficiary(ies) Of Contract Owner  (List additional beneficiaries on separate sheet. If listing children, use full legal names.)

                                                                                                                               %
   _________________________________________________________________   ________________________________   _______________   --------
   Full legal name or trust name*   [_] Primary   [_] Contingent       Relationship to Contract Owner     SSN/TIN

                                                                                                                               %
   _________________________________________________________________   ________________________________   _______________   --------
   Full legal name or trust name*   [_] Primary   [_] Contingent       Relationship to Contract Owner     SSN/TIN

                                                                                                                               %
   _________________________________________________________________   ________________________________   _______________   --------
   Full legal name or trust name*   [_] Primary   [_] Contingent       Relationship to Contract Owner     SSN/TIN

   _________________________________________________________________   Date of trust* [_][_] [_][_] [_][_] Is trust revocable?*
   Trustee name*                                                                       Month   Day   Year  [_]  Yes   [_] No

                                                                       *This information is required for trusts.
   To specify an annuity payment option for your beneficiary, please complete the Beneficiary Payment Options form (29953CP-NY).

4  Type of Lincoln ChoicePlus II(SM) Variable Annuity Contract

   Nonqualified: [_] Initial Contribution  OR  [_] 1035 Exchange
   Tax-Qualified (must complete plan type):    [_] Transfer  OR  [_] Rollover
   Plan Type (check one): [_] Roth IRA         [_] Traditional IRA
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                                     Page 1

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5a Allocation (This section must be completed.)

   Initial minimum: $10,000

   Future contributions will follow the allocation below. If DCA option is selected, the entire amount of each future contribution will follow the allocation in Section 5b.

   If no allocations are specified in Section 5a or 5b, the entire amount will be allocated to the Lincoln National Money Market Fund, pending instructions from the contract owner.
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   Please allocate my contribution of:

   $ _____________________             OR            $ _________________________
     Initial contribution                            Approximate amount
                                                     from previous carrier
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   INTO THE FUND(S) BELOW             +              Use whole percentages
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   ____________ % Delaware VIP High Yield Series
   ____________ % Delaware VIP Large Cap Value Series
   ____________ % Delaware VIP REIT Series
   ____________ % Delaware VIP Small Cap Value Series
   ____________ % Delaware VIP Trend Series
   ____________ % Delaware VIP U.S. Growth Series
   ____________ % AIM V.I. Growth Fund
   ____________ % AIM V.I. International Growth Fund
   ____________ % AIM V.I. Premier Equity Fund
   ____________ % Alliance Growth and Income Portfolio
   ____________ % Alliance Premier Growth Portfolio
   ____________ % Alliance Small Cap Value Portfolio
   ____________ % Alliance Technology Portfolio
   ____________ % AFIS Global Small Capitalization Fund
   ____________ % AFIS Growth Fund
   ____________ % AFIS Growth-Income Fund
   ____________ % AFIS International Fund
   ____________ % Fidelity VIP Contrafund Portfolio
   ____________ % Fidelity VIP Equity-Income Portfolio
   ____________ % Fidelity VIP Growth Portfolio
   ____________ % Fidelity VIP Overseas Portfolio
   ____________ % FTVIP Franklin Small Cap Fund
   ____________ % FTVIP Templeton Growth Securities Fund
   ____________ % Janus Aspen Aggressive Growth Portfolio
   ____________ % Janus Aspen Balanced Portfolio
   ____________ % Lincoln National Aggressive Growth Fund
   ____________ % Lincoln National Bond Fund
   ____________ % Lincoln National Capital Appreciation Fund
   ____________ % Lincoln National Global Asset Allocation Fund
   ____________ % Lincoln National International Fund
   ____________ % Lincoln National Money Market Fund
   ____________ % Lincoln National Social Awareness Fund
   ____________ % MFS Capital Opportunities Series
   ____________ % MFS Emerging Growth Series
   ____________ % MFS Total Return Series
   ____________ % MFS Utilities Series
   ____________ % Neuberger Berman AMT Mid-Cap Growth Portfolio
   ____________ % Neuberger Berman AMT Regency Portfolio
   ____________ % Putnam VT Growth & Income Fund
   ____________ % Putnam VT Health Sciences Fund
   ____________ % Scudder VIT EAFE Equity Index
   ____________ % Scudder VIT Equity 500 Index
   ____________ % Scudder VIT Small Cap Index
                  Fixed Account:                ________ % 5 years
                  ________ % 1 year             ________ % 7 years
                  ________ % 3 years            ________ % 10 years
   ============ % Total (must = 100%)
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5b Dollar Cost Averaging (Complete only if electing DCA.)

   $2,000 minimum required.
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   Total amount to DCA:                     OR                $ ________________

   MONTHLY amount to DCA:                                     $ ________________
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   OVER THE FOLLOWING PERIOD:                                   ________________
                                                                  MONTHS (6-60)
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   FROM THE FOLLOWING HOLDING ACCOUNT (check one):

   [_] DCA Fixed Account
   [_] Delaware VIP High Yield Series*
   [_] Lincoln National Money Market Fund*
   [_] Lincoln National Bond Fund*

   *The DCA holding account and the DCA fund elected cannot be the same.
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   INTO THE FUND(S) BELOW             +              Use whole percentages
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   ____________ % Delaware VIP High Yield Series*
   ____________ % Delaware VIP Large Cap Value Series
   ____________ % Delaware VIP REIT Series
   ____________ % Delaware VIP Small Cap Value Series
   ____________ % Delaware VIP Trend Series
   ____________ % Delaware VIP U.S. Growth Series
   ____________ % AIM V.I. Growth Fund
   ____________ % AIM V.I. International Growth Fund
   ____________ % AIM V.I. Premier Equity Fund
   ____________ % Alliance Growth and Income Portfolio
   ____________ % Alliance Premier Growth Portfolio
   ____________ % Alliance Small Cap Value Portfolio
   ____________ % Alliance Technology Portfolio
   ____________ % AFIS Global Small Capitalization Fund
   ____________ % AFIS Growth Fund
   ____________ % AFIS Growth-Income Fund
   ____________ % AFIS International Fund
   ____________ % Fidelity VIP Contrafund Portfolio
   ____________ % Fidelity VIP Equity-Income Portfolio
   ____________ % Fidelity VIP Growth Portfolio
   ____________ % Fidelity VIP Overseas Portfolio
   ____________ % FTVIP Franklin Small Cap Fund
   ____________ % FTVIP Templeton Growth Securities Fund
   ____________ % Janus Aspen Aggressive Growth Portfolio
   ____________ % Janus Aspen Balanced Portfolio
   ____________ % Lincoln National Aggressive Growth Fund
   ____________ % Lincoln National Bond Fund*
   ____________ % Lincoln National Capital Appreciation Fund
   ____________ % Lincoln National Global Asset Allocation Fund
   ____________ % Lincoln National International Fund
   ____________ % Lincoln National Money Market Fund*
   ____________ % Lincoln National Social Awareness Fund
   ____________ % MFS Capital Opportunities Series
   ____________ % MFS Emerging Growth Series
   ____________ % MFS Total Return Series
   ____________ % MFS Utilities Series
   ____________ % Neuberger Berman AMT Mid-Cap Growth Portfolio
   ____________ % Neuberger Berman AMT Regency Portfolio
   ____________ % Putnam VT Growth & Income Fund
   ____________ % Putnam VT Health Sciences Fund
   ____________ % Scudder VIT EAFE Equity Index
   ____________ % Scudder VIT Equity 500 Index
   ____________ % Scudder VIT Small Cap Index

   ============ % Total (must = 100%)
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   Future contributions will not automatically start a new DCA program.
   Instructions must accompany each DCA contribution.
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                                     Page 2

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 5c  Cross-Reinvestment or Portfolio Rebalancing

     To elect either of these options, please complete the Cross-Reinvestment form (28051CP2-NY) or the Portfolio Rebalancing form (28887CP2-NY).

 6   Automatic Withdrawal
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
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     [_] Please provide me with automatic withdrawals totaling__________% of total contract value or $_________ (minimum:$50 per distribution/$300 annually) payable as follows:

     [_] Monthly [_] Quarterly [_] Semiannually  [_] Annually  Begin withdrawals in [_][_]  [_][_]
                                                                                     Month   Year
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     Note: If no tax withholding selection is made, federal taxes will be withheld at a rate of 10%. Additional state tax withholding may be required depending on state of residency.

     ELECT ONE: [_] Do withhold taxes Amount to be withheld ________ % (must be at least 10%)
                [_] Do not withhold taxes

     PAYOUT     [_] Direct deposit [_] Checking (Attach a "voided" check) OR [_]
     METHOD:        Savings (Attach a deposit slip)
                    I/We authorize Lincoln Life & Annuity Company of New York to deposit payments to the account and financial institution
                    identified below. Lincoln Life & Annuity Company of New York is also authorized to initiate corrections, if necessary, to any amounts credited or debited to my/our account in error.
                    This authorization will remain in effect until my/our funds are depleted or I/we notify Lincoln Life & Annuity Company of New York of a change in sufficient time to act. This
                    authorization requires the financial institution to be a
                    member of the National Automated Clearing House Association
                    (NACHA).


                    ____________________________________________________________
                    Bank name                            Bank telephone number

                [_] Send check to address of record
                [_] Send check to the following alternate address:

                    ____________________________________________________________

                    ____________________________________________________________

 7   Automatic Bank Draft

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
     ______________________________________________________________  ____________________________________________
     Print account holder name(s) EXACTLY as shown on bank records

     ________________________________________________________________________________________________________________
     Bank name                                                                          Bank telephone number
     $
     ----------------------
     Monthly amount              Automatic bank draft start date:     [_][_]  [_][_]   [_][_]
                                                                       Month  Day(1-28)  Year

     [_] Checking (Attach a "voided" check)  OR  [_] Savings (Attach a deposit slip)

I/We hereby authorize Lincoln Life & Annuity Company of New York to initiate debit entries to my/our account and financial institution indicated above and to debit the same to such account for payments into an annuity contract. This authorization is to remain in full force and effect until Lincoln Life & Annuity
Company of New York has received written notification from me/us of its termination in such time and manner as to afford Lincoln Life & Annuity Company of New York and the financial institution a reasonable opportunity to act on it.

                                     Page 3

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 8 Replacement

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
   Does the applicant have any existing life policies or annuity contracts?   [_] Yes  [_] No
   Will the proposed contract replace any existing annuity or life insurance? [_] Yes  [_] No

   (Attach a state replacement form.)

   _____________________________________________________________________________
   Company name

   _____________________________________________________________________________
   Plan name                                                        Year issued

 9 Signatures

   This annuity has a 1.65% mortality, expense and administration charge, no surrender charge or enhanced DCA program. We also offer other annuities which offer: 1) a 1.40% mortality, expense and administration charge, a 6% surrender charge for each premium ranging from 6% in the first year to 0% after seven years decreasing by 1% each year after the second year and an enhanced DCA program; and 2) a 1.70% mortality, expense and administration charge, a surrender charge for each premium ranging from 6% in the first year to 0% after four years decreasing 1% each year after the first year and an enhanced DCA program. All charges and features are fully described in the contract and prospectus.

   All statements made in this application are true to the best of my/our knowledge and belief, and I/we agree to all terms and conditions as shown. I/We acknowledge receipt of current prospectuses for Lincoln ChoicePlus II AccessSM and verify my/our understanding that all payments and values provided by the contract, when based on investment experience of the funds in the Series, are variable and not guaranteed as to dollar amount. I/We understand that all payments and values based on the fixed account are subject to an interest adjustment formula that may increase or decrease the value of any transfer, partial surrender, or full surrender from the fixed account made prior to the end of a guaranteed period. Under penalty of perjury, the Contract Owner(s) certifies that the Social Security (or taxpayer identification) number(s) is correct as it appears in this application.

   _____________________________________________________________________________
   Signed at (city)                     State                                     Date  [_][_] [_][_] [_] [_]
                                                                                         Month   Day   Year
   ___________________________________  ________________________________________
   Signature of Contract Owner          Joint Contract Owner (if applicable)

   _____________________________________________________________________________
   Signed at (city)                     State                                     Date  [_][_] [_][_] [_][_]
                                                                                         Month   Day   Year
   _____________________________________________________________________________
   Signature of Annuitant (Annuitant must sign if Contract Owner is a trust or custodian.)


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                     FINANCIAL ADVISOR MUST COMPLETE PAGE 5.
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                                     Page 4

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THE FOLLOWING SECTIONS MUST BE COMPLETED BY THE FINANCIAL ADVISOR OR SECURITIES
DEALER. Please type or print.
================================================================================

10 Insurance in Force Will the proposed contract replace any existing annuity or life insurance contract?

   ELECT ONE: [_] No [_] Yes If yes, please list the insurance in force on the life of the proposed Contract Owner(s) and Annuitant(s):

   (Attach a state replacement form.)

                                                                 $
   _____________________________________________________________________________
   Company name                              Year issued         Amount

11 Additional Remarks


   _____________________________________________________________________________

   _____________________________________________________________________________

   _____________________________________________________________________________

   _____________________________________________________________________________

   _____________________________________________________________________________

   _____________________________________________________________________________

12 Dealer Information   Note: Licensing appointment with Lincoln Life & Annuity
                              Company of New York is required for this
                              application to be processed. If more than one
                              representative, please indicate names and
                              percentages in Section 11.

   [_] 1  [_]  2   OR   [_]   I-4 Life(SM) Advantage - complete Form 30350CP-NY
   (nonqualified) or Form 30350Q-CP-NY (qualified)


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
   ____________________________________________________________________________  [_][_][_] [_][_][_] - [_][_][_][_]
   Registered representative's name (print as it appears on NASD licensing)      Registered representative's telephone number

   ____________________________________________________________________________  [_][_][_] - [_][_] - [_][_][_][_]
   Client account number at dealer (if applicable)                               Registered representative's SSN

   __________________________________________________________________________________________________________________________
   Dealer's name

   __________________________________________________________________________________________________________________________
   Branch address                                         City                             State               ZIP

   __________________________________________________________________________________________________________________________
   Branch number                                          Registered representative number

   [_] CHECK IF BROKER CHANGE OF ADDRESS

13 Registered Representative's Signature

   The representative hereby certifies that he/she witnessed the signature(s) in
   Section 9 and that all information contained in this application is true to the best of his/her knowledge and belief. The representative also certifies that he/she has used only Lincoln Life & Annuity Company of New York approved sales materials in conjunction with this sale; and copies of all sales materials were left with the applicant(s). Any electronically presented sales material shall be provided in printed form to the applicant no later than at the time of the policy or the contract delivery.

   _____________________________________________________________________________
   Signature

                                    Send completed application-- with a check
                                    made payable to Lincoln Life & Annuity
                                    Company of New York -- to your investment
                                    dealer's home office or to:
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
L I N C O L N                                                                       Express Mail:
ChoicePlusII Access(SM)             Lincoln Life & Annuity Company of New York      Lincoln Life & Annuity Company of New York
        VARIABLE ANNUITY            Servicing Office - P.O. Box 7866                Attention: ChoicePlus Operations
                                    Fort Wayne, IN 46801-7866                       1300 South Clinton Street
                                                                                    Fort Wayne, IN 46802

    If you have any questions regarding this application, please call Lincoln
              Life & Annuity Company of New York at 800 826-6848.

                                     Page 5